NASDAQ TICKER: ACBI INVESTOR PRESENTATION | MAY 2018

Forward‐Looking Statements This presentation contains forward‐looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward‐looking nature. These forward‐looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward‐looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward‐looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward‐looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward‐looking statements: changes in our business strategy implemented following the integration with First Security Group, Inc. may result in the expected benefits of the acquisition not being fully realized; costs associated with, and fluctuations in income resulting from, strategic decisions with respect to particular markets, locations or lines of business; loss of income from out trust business following our exit of this business; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework, including those associated with the Dodd‐Frank Wall Street Reform and Consumer Protection Act (the “Dodd‐Frank Act”), could adversely affect the operating results of the company; an increasing interest rate environment may compress margins and adversely affect net interest income; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short‐ and long‐term interest rates; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; adequacy of our risk management program; increased costs associated with operating as a public company; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks and other significant disruptions in our information technology systems, including attacks focused on the financial industry, may result in costs and liabilities related to compromised personal information of our customers; the effect of changes in tax law, such as the effect of the Tax Cuts and Jobs Act that was enacted on December 22, 2017; or other risks and factors identified in our Annual Report on Form 10‐KasfiledwiththeSecuritiesandExchangeCommission on March 15, 2018 in Part I, Item 1A under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and 2 Results of Operations.”

Non‐GAAP Financial Information Statements included in this presentation include non‐GAAP financial measures and should be read long with the accompanying tables, which provide a reconciliation of non‐GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non‐GAAP financial measures, including: (i) operating net income; (ii) taxable equivalent interest income; (iii) taxable equivalent net interest income; (iv) taxable equivalent net interest margin; (v) operating income before taxes; (vi) operating income tax expense; (vii) operating return on average assets; (viii) operating return on average equity; (ix) tangible common equity; (x) operating diluted earnings per share; and (xi) tangible book value per common share, in its analysis of the Company's performance. Operating net income excludes the revaluation of net deferred tax assets. Tangible common equity excludes goodwill and other intangible assets from shareholders' equity. Management believes that non‐GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non‐GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non‐GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non‐GAAP financial measures may not be comparable to non‐GAAP financial measures presented by other companies. 3

Our Company Highlights Positioned for Growth  TOTAL ASSETS MARKET CAP . Atlanta $2.7 Billion  ~$523 Million  . Nationwide business lines  Fundamentally Sound  Emerging Growth and Entrepreneurial focus  . Proven underwriting and        High-touch, customized service delivery  superior credit quality  Product breadth and depth Focusing Strategy  Operating in the Atlanta, Chattanooga and . Realignment in Tennessee Knoxville metropolitan markets  . Scalable core strategies and discipline  Achievable Operating Leverage  . >1.0% ROA in 2019 4 Financial data as of 3/31/2018; Market data as of 5/15/2018

Our Strategy Attract top tier talent and retain high quality TEAMMATES to drive growth  Build profitable RELATIONSHIPS with commercial and consumer clients in our target markets Provide exceptional SERVICE through superior expertise and customized service delivery   Drive value for SHAREHOLDERS Building the premier Southeastern business bank 5

We Serve Growth Markets Focus on select, robust Southeastern MSAs with attractive demographic profiles Urban Markets Served Georgia Tennessee Atlanta Chattanooga & Knoxville GDP ($B)(1) $364  $65  MSA Population (thousands)                                         5,920                                          1,434  Median HHI(2) $65,167  $52,086  Proj. 5‐Year HHI Growth(2) 9.2% 9.8% # Total Businesses(3)                                    221,070                                       55,199  Deposits ($M)(4) $162,973  $25,981  Source: SNL Financial and U.S. Department of Commerce Bureau of Economic Analysis. (1)  (2) 2016 MSA GDP per U.S. Department of Commerce Bureau of Economic Analysis report released 9/20/2017 Tennessee figures reflect Chattanooga and Knoxville  6 MSAs, weighted by population (3)NAICS total number of businesses per SNL Financial (4)Source: SNL

Our History Total Assets ($M) $2,891 $2,639 $2,728 $2,719 $1,203 $1,229 $1,315 $842 $1,021 $513 $688 $169 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 3/31/2018 Strategic  Focusing  Formation Accelerating Organic Growth Expansion Strategy • Initial equity  • Rapid growth by attracting customers from larger  • Acquisition of First  • Branch sales and  investment of  competitors Security Group,  consolidations $125M in 2007 Inc. in TN • Navigated financial crisis with superb credit quality • Exit Trust business(1) • NASDAQ listing • Built a solid base of strong client relationships  • Exit Trinet business  • Established  • Established SBA and Payments businesses  • Reposition TN for growth  Franchise Lending • Investing in Atlanta and  national business lines • Opened Athens LPO  (1) Expected Q2 2018 7

2018 Priorities 1 2 3 4 5 Invest in  Leverage Atlanta  Focus on  Improve  Tennessee  High Growth  Success Core Deposits Efficiency Realignment Businesses • Profitable and  • Investments  • Leveraging  • Exit noncore and  • Build scale in  distinctive model include:  treasury  under‐performing  branches  management  businesses • SBA • Small business  • Expand  platform commercial  • Franchise  • Disciplined  initiative Finance  • Focus on key  banking team expense  • New leadership  deposit rich  • Payments /  management and new banking  • Maximize  client segments Technology  team operating  banking leverage • Aligning banker  • Treasury  incentives management  platform Positioned for improved performance and shareholder value creation 8

Leverage Atlanta Success Proven business model providing high touch service to commercial clients and high  net worth individuals Atlanta Market Highlights – 3/31/2018 Atlanta Commercial and Private Banking Loans ($M) $518 Loans ($M) $871 $466 $506 $408 Average Deposits ($M) $795 4.42% Branches 1 4.07% Loans / Deposits 110% 3.59% 3.72% 2015 2016 2017 3/31/2018 Loans Yield on Loans Atlanta Loan and Deposit Composition – 3/31/2018 Atlanta Commercial and Private Banking Deposits ($M) Loans: Deposits: $654 $677 Private  CRE  $118MM $555 Banking  $472 CRE  $154MM $353MM Commercial  $459MM 0.22% 0.24% Commercial  0.18% 0.19% $523MM 2015 2016 2017 3/31/2018 Private Banking  Average Deposits Cost of Deposits $59MM 9 Note: Commercial & Private Banking charts exclude CRE loans

Investing in High Growth Businesses  . 10 bankers; added 5 in 2017 and YTD 2018 nd (1) SBA Lending . Ranked 2 for SBA 7(a) originations in Georgia . Fee income of $1.3 million in Q1 2018 and $4.1 million in 2017 Franchise  . 2 lenders and more than $100 million in outstanding balances  Lending . Focus on multi‐unit operators across various industry verticals . 3 bankers focused on growing deposits and fee income with payments and fintech  companies Payments &  . Recognized as a Top 50 ACH Bank in the US by NACHA, the Electronic Payments  Technology  Association Banking . 6.3 million ACH transactions processed in Q1 2018 . 33% increase in fee income from Q1 2017 to Q1 2018 Treasury  . ACE for Business and ACE for Treasury improve our clients’ efficiency and profitability Management . Strengthens the entire relationship (loan and deposits)  (1) Source: Small Business Administration Georgia District Office 10

Improve Efficiency Company‐wide focus on enhancing efficiency and driving operating leverage  . Exiting business lines and rationalizing branch footprint  . Exited the Charlotte market  . Consolidated Tennessee and Northwest Georgia branches . Sold 8 retail branches through 2016 and 2017  . Sale of the trust company expected in Q2 2018  . Reorganized leadership team . Portion of cost savings allocated to hiring new lenders and investing in  business lines to drive revenue growth  . Disciplined expense management 11

Tennessee Realignment TN / Northwest GA Market Deposits Per Branch ($M) $40 $26  12/31/2015 3/31/2018 # of branches 25 14 Loans and Deposits at 3/31/2018 CRE Private  Loans: Deposits: $22MM Banking  $22MM CRE $85MM Commercial  Private $135MM Commercial  Banking  (1) $219MM Market Highlights – 3/31/2018 $43MM Retail  Retail  Loans ($M) $400 $53MM $386MM Deposits ($M) $565 Loans / Deposits 71% . Building scale in branches (focus on small  business and private banking) . New leadership and new banking team Note: 2018 deposit figures include Tennessee (11 branches) and Northwest Georgia (3 branches) (1)excludes Mortgage 12

First Quarter 2018 Financial Highlights  Q1 2018 Q4 2017 Q1 2017 Net income (loss)(1) $5,038      $   (15,337) $      3,230 Operating net income(2)(3)      5,038      2,061      3,230 Diluted EPS        0.19       (0.60)        0.13 Diluted EPS ‐ operating(2)(3)        0.19        0.08        0.13 Taxable equivalent NIM(3) 3.51% 3.39% 3.20 % NPAs / total assets 0.13 0.14 0.21 Dollars in thousands (except per share data) (1) Q4 2017 profitability impacted by $17.4 million increase in income tax expense due to reduction of value of deferred tax asset (2) Excludes revaluation of net  deferred tax asset in Q4 2017 (3) Data shown is a non‐GAAP financial measure. Please see “Non‐GAAP Reconciliation” on slides 27 and 28 for more details 13

Demonstrated Commercial Loan Growth FSG  acquisition  closed  in Q4 Mortgage  $147 $40 $45 Warehouse Other $223 $219 $84 $225 $227 $709 $707 CRE $726 $692 $117 $36 $328 C&I $962 $989 $884 $788 $559 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2018 Loan yield 3.57% 3.74% 4.07% 4.38% 4.74% Dollars in millions Loans held for investment. C&I loans include commercial and industrial and owner occupied. CRE loans include multifamily, investment, 1‐4 family residential  construction, other construction, development and land. Other loans include residential mortgages, home equity, consumer, other loans, net deferred fees and  14 other unearned income.

Commercial Lending Focus Total Loans C&I Industry Focus Total Loans: $1.96B Total C&I: $638M CRE / RBC: 213%(1) CLD / RBC: 43% Manufacturing  17% Other 33% Wholesale  Trade  Consumer  14% & Other 8% Real Estate and  Finance and  Rental & Leasing 6% Insurance 12% Owner  C&I Occupied  32% Health Care and  Social Assistance 6% Accommodation and  18% Food Service 12% CRE by Property Type Non‐Owner‐ Commercial  Occupied: $462M Real Estate 24% Residential Office  9% 16% Hotel / Motel 20% Industrial  Warehouse 8% Mortgage  Warehouse Construction  Retail Property  Specialty Housing 3% 2% & Land  45% Other  7% 8% Data as of 3/31/2018 15 (1)Calculated in accordance with regulatory guidance which includes U.S. RE –Other Property Loans, U.S. RE – Multifamily Loans, U.S. RE –1‐4  Construction Loans,  U.S. RE –Oth Con, Dev, & Lnd Loans, and Loans Comm RE (Not Secured by RE) in CRE

Superior Credit Quality Robust risk management with a strong track record of consistently strong credit  quality NPAs / Assets 1.30% 0.98% 0.81% 0.53% 0.45% 0.44% 0.36% 0.40% 0.12% 0.13% 0.14% 0.13% 2013 2014 2015 2016 2017 3/31/2018 ACBI Peers Source: SNL Peers include publicly traded banks headquartered in the Southeast as defined by SNL with assets between $1 billion and $5 billion. 16

Strong Core Deposit Franchise  Sold 7 branches – Sold 1 branch $191 million – – $29 million – in Q2 in Q2 $2,147 $2,147 $2,154 Brokered 5% 9% 8% 7% Time FSG acquisition  7% closed  10% in Q4 $1,297 NOW /  Savings /  11% 56% 58% Money  $984 5% 55% Market 11% 1% 57% 62% 26% 29% 30% DDA 27% 26% 2014 2015 2016 2017 Mar. 31, 2018 Cost of  deposits 0.40% 0.38% 0.47% 0.66% 0.81% Dollars in millions 17 Deposit figures represent average balances

Expanding Net Interest Margin  NIM by Year* NIM by Quarter* $100,000 $25,000 3.80% 3.80% $82,048 $22,500 $21,620 $80,000 $77,192 3.60% $21,322 3.60% $20,712 $20,506 3.51% $20,000 $19,508 3.39% 3.40% 3.40% $60,000 3.28% 3.26% 3.26% 3.42% 3.20% $17,500 $44,107 3.12% 3.20% 3.27% 3.20% $40,000 3.20% $33,132 2.99% 3.16% 3.15% 3.00% $15,000 3.07% 3.00% 2.86% 2.98% $20,000 2.91% 2.86% 2.80% $12,500 2.80% $0 2.60% $10,000 2.60% 2014 2015 2016 2017 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Net interest income Net interest margin Net interest margin (excl purchase accounting) Dollars in thousands *Net interest income and net interest margin are taxable equivalent and are non‐GAAP financial measures. Net interest income is used in calculating net interest  18 margin. Please see “Non‐GAAP Reconciliation” on slides 27 and 28 for more details.

Well Positioned For Rising Rates Profitability Upside with Rising Rates… …Due to Unique Business Model Expected Change in Net Interest Income –1 Year Loan Beta Analysis(1) 16.1% 77% 10.9% ACB 5.6% Peers(2) 20% up 100 bps up 200 bps up 300 bps change in interest rate Interest rate risk data as of 3/31/2018 (1)Loan beta is defined as the change in loan yield from Q1 2017 to Q1 2018 divided by the 75 bps change in the Fed Funds rate over the time period. (2)Peers include publicly  traded banks headquartered in the Southeast as defined by SNL with assets between $1 billion and $5 billion.  19

Diverse Fee Income Businesses  2017 non‐interest income of $16.2M represents 16% of total revenue Future Growth Drivers . Enhanced treasury management products  $5,287 and services $302  . Investments in SBA, Mortgage and  gain on  Payments sale of  branch $3,857 $1,966 $3,983 Other  $3,568 noninterest  $3,477 income $617 $667 Trust  $585 $747 $407 $488 $518 income $257 $388 $437 $304 Mortgage  $482 income $320 $290 $1,227 $1,171 $1,302 $888 $843 SBA lending  activities $1,349 $1,274 $1,247 $1,206 $1,192 Service  charges Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Dollars in thousands  20

Strong Capital Position  16% 14.3% 13.7% 14% 12.8% 12.8% 11.3% 11.3% 11.3% 12% 10.1% 10% 8% 6% 4% 2% 0% Bank Holding  Bank Holding BankHolding  Bank Holding  Company Company Company Company TCE / TA(1) Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio 21 Data as of 3/31/2018 (1)Data shown is a non‐GAAP financial measure. Please see “Non‐GAAP Reconciliation” on slides 27 and 28 for more details

Achievable Operating Leverage 2019 Targets Key Components Optimizing Financial Performance Leverage Atlanta Success Loan Growth 10%+ Invest in High Growth Businesses  Focus on Core Deposits Efficiency Ratio  <65% Improve Efficiency ROAA >1.0% Tennessee Realignment 22

Key Investment Considerations Positioned for Growth in Attractive Markets Investing in High Growth Businesses  Achievable Operating Leverage  Well Positioned for Rising Rates  Attractive Valuation  Building the premier Southeast business bank 23

APPENDIX INVESTOR  APPENDIX  PRESENTATION  MARCH 2018 THE SOUTHEAST’S  BUSINESS BANK

Management Biographies • CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group  • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and  wholesale banking activities; EVP and Co‐Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to  Douglas Williams the CDIAC of the Federal Reserve Board of Governors Chief Executive Officer • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and  former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • EVP at Atlantic Capital since inception • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former Managing Director and Group Head for  • Former CFO of Square 1 Financial, Inc. Wachovia Securities’ Continental European  • Former EVP and CFO of Encore Bancshares, Inc. Group • Former SVP and Treasurer for Sterling Bancshares,  • Member of the Kellogg Innovation Network at  Patrick Oakes Inc. Kurt Shreiner Northwestern University, Fiserv’s Commercial  Executive Vice President,  • Chartered Financial Analyst Executive Vice President, Payments Advisory Board and an executive in  Head of Corporate Financial Services Chief Financial Officer residence at Juniata College in Pennsylvania • Senior Risk Management Officer at Atlantic  • CRO of Atlantic Capital since its inception through  Capital since inception 2017 • Former Director in Wachovia’s Risk  • Former Chief Credit Officer for Wachovia’s Capital  Management Division supporting Corporate,  Finance business Investment Banking and Capital Markets  • Former Head of Risk Management for all of  groups Rich Oglesby Gray Fleming Wachovia’s Capital Markets business • Former Client Management and Risk  Executive Vice President, Executive Vice President, • Serves on the Board of Trustees at Children’s  General Banking Division Executive Chief Risk Officer Management Officer in Wachovia’s middle  Literature for Children market commercial group in North Carolina  25

Financial Highlights

	METRICS	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Financial Performance	Diluted EPS	$ 0.19	$ (0.60)	$ 0.16	$ 0.17	$ 0.13
	Diluted EPS - operating [(1)(2)]	0.19	0.08	0.16	0.17	0.13
	Net income (loss) [(3)]	5,038	(15,337)	4,052	4,329	3,230
	Efficiency ratio	72.13 %	83.45 %	73.65 %	68.37 %	76.78 %
	Return on average assets	0.76	(2.24)	0.60	0.63	0.48
	ROAA - operating [(1)(2)]	0.76	0.30	0.60	0.63	0.48
	NIM (tax equivalent) [(2)]	3.51	3.39	3.26	3.26	3.20
Balance Sheet[(4)]	Total assets	$ 2,719	$ 2,891	$ 2,638	$ 2,703	$ 2,802
	Total loans held for investment	1,959	1,934	1,905	1,962	1,902
	Average deposits	2,154	2,195	2,121	2,159	2,112
Capital	Tier 1 capital ratio	11.3 %	11.2 %	11.3 %	10.9 %	10.7 %
	Total risk-based capital ratio	14.3	14.1	14.3	14.0	13.8
	TCE / TA	10.5	9.9	11.5	11.0	10.3
	Tangible book value per share	10.98	11.05	11.67	11.47	11.16
Asset Quality	Net charge offs to average loans [(5)]	0.05 %	(0.04) %	0.68 %	0.01 %	0.26 %
	NPAs to total assets	0.13	0.14	0.23	0.52	0.21
	ALLL to loans held for investment	1.01	1.00	0.99	1.11	1.05

Income in thousands
[(1)] Excludes revaluation of net deferred tax asset in Q4 2017 [(2)] Data shown is a non-GAAP financial measure. Please see "Non-GAAP Reconciliation" on slides 27 and 28 for more details [(3)] Q4 2017 profitability impacted by $17.4 million increase in income tax expense due to reduction of value of deferred tax asset [(4)]Dollars in millions [(5)]Data annualized

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Non-GAAP Reconciliation

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2018	2017			
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Taxable equivalent interest income reconciliation					
Interest income - GAAP	$ 25,982	$ 25,137	$ 24,351	$ 24,322	$ 22,461
Taxable equivalent adjustment	103	213	215	223	255
Interest income - taxable equivalent	$ 26,085	$ 25,350	$ 24,566	$ 24,545	$ 22,716
Taxable equivalent net interest income reconciliation					
Net interest income - GAAP	$ 21,517	$ 21,109	$ 20,291	$ 20,489	$ 19,253
Taxable equivalent adjustment	103	213	215	223	255
Net interest income - taxable equivalent	$ 21,620	$ 21,322	$ 20,506	$ 20,712	$ 19,508
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP	3.49%	3.35%	3.23%	3.23%	3.16%
Impact of taxable equivalent adjustment	0.02%	0.04%	0.03%	0.03%	0.04%
Net interest margin - taxable equivalent	3.51%	3.39%	3.26%	3.26%	3.20%
Operating income before income taxes reconciliation					
Income before income taxes - GAAP	$ 6,336	$ 3,801	$ 5,942	$ 6,173	$ 4,732
Taxable equivalent adjustment	103	213	215	223	255
Operating income before income taxes	$ 6,439	$ 4,014	$ 6,157	$ 6,396	$ 4,987
Operating income tax reconciliation					
Income tax expense - GAAP	$ 1,298	$ 19,138	$ 1,890	$ 1,844	$ 1,502
Taxable equivalent adjustment	103	213	215	223	255
Revaluation of net deferred tax asset	-	(17,398)	-	-	-
Operating income tax expense	$ 1,401	$ 1,953	$ 2,105	$ 2,067	$ 1,757
Operating net income reconciliation					
Net income (loss) - GAAP	$ 5,038	$ (15,337)	$ 4,052	$ 4,329	$ 3,230
Revaluation of net deferred tax asset	-	17,398	-	-	-
Operating net income	$ 5,038	$ 2,061	$ 4,052	$ 4,329	$ 3,230
Operating diluted earnings per share reconciliation					
Diluted earnings (loss) per share - GAAP	$ 0.19	$ (0.60)	$ 0.16	$ 0.17	$ 0.13
Revaluation of net deferred tax asset	-	0.68	-	-	-
Diluted earnings per share - operating	$ 0.19	$ 0.08	$ 0.16	$ 0.17	$ 0.13

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Non-GAAP Reconciliation (continued)

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2018	2017			
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Tangible book value per common share reconciliation					
Total shareholders' equity	$ 307,059	$ 308,425	$ 324,754	$ 319,435	$ 310,967
Intangible assets	(24,050)	(24,393)	(24,760)	(25,151)	(25,913)
Total tangible common equity	$ 283,009	$ 284,032	$ 299,994	$ 294,284	$ 285,054
Common shares outstanding	25,772,208	25,712,909	25,716,418	25,654,521	25,535,013
Book value per common share - GAAP	$ 11.91	$ 11.99	$ 12.63	$ 12.45	$ 12.18
Tangible book value	10.98	11.05	11.67	11.47	11.16
Return on average equity reconciliation					
Net income (loss) - GAAP	$ 5,038	$ (15,337)	$ 4,052	$ 4,329	$ 3,230
Revaluation of net deferred tax asset	-	17,398	-	-	-
Operating net income	$ 5,038	$ 2,061	$ 4,052	$ 4,329	$ 3,230
Average shareholders' equity	$ 306,821	$ 326,059	$ 323,832	$ 316,825	$ 308,261
Return on average equity - GAAP	6.66%	-18.66%	4.96%	5.48%	4.19%
Return on average equity - operating	6.66%	2.51%	4.96%	5.48%	4.19%
Return on average assets reconciliation					
Net income (loss) - GAAP	$ 5,038	$ (15,337)	$ 4,052	$ 4,329	$ 3,230
Revaluation of net deferred tax asset	-	17,398	-	-	-
Operating net income	$ 5,038	$ 2,061	$ 4,052	$ 4,329	$ 3,230
Average assets	$ 2,704,822	$ 2,720,070	$ 2,701,387	$ 2,762,389	$ 2,694,715
Return on average assets - GAAP	0.76%	-2.24%	0.60%	0.63%	0.48%
Return on average assets - operating	0.76%	0.30%	0.60%	0.63%	0.48%
Tangible common equity to tangible assets reconciliation					
Total shareholders' equity	$ 307,059	$ 308,425	$ 324,754	$ 319,435	$ 310,967
Intangible assets	(24,050)	(24,393)	(24,760)	(25,151)	(25,913)
Total tangible common equity	$ 283,009	$ 284,032	$ 299,994	$ 294,284	$ 285,054
Total assets	$ 2,718,665	$ 2,891,421	$ 2,638,412	$ 2,702,575	$ 2,802,078
Intangible assets	(24,050)	(24,393)	(24,760)	(25,151)	(25,913)
Total tangible assets	$ 2,694,615	$ 2,867,028	$ 2,613,652	$ 2,677,424	$ 2,776,165
Tangible common equity to tangible assets	10.50%	9.91%	11.48%	10.99%	10.27%

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